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TOTAL RETURN BOND PORTFOLIO
VALUE PORTFOLIO
each a series of Transamerica Partners Portfolios
570 Carillon Parkway
St. Petersburg, Florida 33716
February 25, 2010
Dear Investor:
The enclosed information statement describes BlackRock Financial Management, Inc. (“BlackRock”), sub-adviser to the Total Return Bond Portfolio and Aronson+Johnson+Ortiz, L.P. (“AJO”), sub-adviser to the Value Portfolio (together the “Portfolios”).
On September 18, 2009, the Board of Trustees of the Portfolios: (i) approved a new sub-advisory agreement with BlackRock and terminated Western Asset Management Company and Western Asset Management Company Limited as sub-advisers to the Total Return Bond Portfolio; and (ii) approved a new sub-advisory agreement with AJO and terminated Hotchkis and Wiley Capital Management, LLC as sub-adviser to the Value Portfolio. BlackRock and AJO (the “Sub-Advisers”) took over day-to-day management of the Portfolios on November 27, 2009.
Transamerica Asset Management, Inc., the Portfolios’ investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolios’ Board of Trustees to approve new sub-advisers, or new sub-advisory agreements, without investor approval under certain circumstances. The enclosed information statement describes the Sub-Advisers and the terms of the sub-advisory agreements with the Sub-Advisers. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.
Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

TRANSAMERICA PARTNERS TOTAL RETURN BOND
TRANSAMERICA PARTNERS VALUE
TRANSAMERICA PARTNERS INSTITUTIONAL TOTAL RETURN BOND
TRANSAMERICA PARTNERS INSTITUTIONAL VALUE
570 Carillon Parkway
St. Petersburg, Florida 33716
February 25, 2010
Dear Shareholder:
The enclosed information statement describes BlackRock Financial Management, Inc. (“BlackRock”), sub-adviser to the Total Return Bond Portfolio and Aronson+Johnson+Ortiz, L.P. (“AJO”), sub-adviser to the Value Portfolio (together the “Portfolios”), the underlying mutual funds in which all of the assets of Transamerica Partners Total Return Bond, Transamerica Partners Value, Transamerica Partners Institutional Total Return Bond and Transamerica Partners Institutional Value are invested.
On September 18, 2009, the Board of Trustees of the Portfolios: (i) approved a new sub-advisory agreement with BlackRock and terminated Western Asset Management Company and Western Asset Management Company Limited as sub-advisers to the Total Return Bond Portfolio; and (ii) approved a new sub-advisory agreement with AJO and terminated Hotchkis and Wiley Capital Management, LLC as sub-adviser to the Value Portfolio. BlackRock and AJO (the “Sub-Advisers”) took over day-to-day management of the Portfolios on November 27, 2009.
Transamerica Asset Management, Inc., the Portfolios’ investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolios’ Board of Trustees to approve new sub-advisers, or new sub-advisory agreements, without investor approval under certain circumstances. The enclosed information statement describes the Sub-Advisers and the terms of the sub-advisory agreements with the Sub-Advisers. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.
Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

TOTAL RETURN BOND PORTFOLIO
VALUE PORTFOLIO
each a series of Transamerica Partners Portfolios
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-888-233-4339
This information statement (“Information Statement”) is being provided to investors formerly invested in the Total Return Bond Portfolio and Value Portfolio (together, the “Portfolios”), each a series of Transamerica Partners Portfolios (“TPP”). The Total Return Bond Portfolio was the underlying mutual fund in which all of the assets of Transamerica Partners Total Return Bond and Transamerica Partners Institutional Total Return Bond were invested. The Value Portfolio was the underlying mutual fund in which all of the assets of Transamerica Partners Value and Transamerica Partners Institutional Value were invested.
On November 27, 2009, the Total Return Bond Portfolio reorganized into the Core Bond Portfolio, a series of TPP (the “Total Return Bond Reorganization”). Immediately prior to the closing of the Total Return Bond Reorganization, BlackRock Financial Management, Inc. (“BlackRock”) replaced Western Asset Management Company (“WAM”) and Western Asset Management Company Limited (“WAML” and together with WAM, “Western Asset”) as sub-adviser to the Total Return Bond Portfolio.
On November 27, 2009, the Value Portfolio reorganized into the Large Value Portfolio, a series of TPP (the “Value Reorganization” and together with the Total Return Bond Reorganization, the “Reorganizations”). Immediately prior to the closing of the Value Reorganization, Aronson+Johnson+Ortiz, LP (“AJO” and together with BlackRock, the “Sub-Advisers”) replaced Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) as sub-adviser to the Value Portfolio.
This Information Statement describes the Sub-Advisers and the terms of the new sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and each Sub-Adviser (respectively, the “BlackRock Sub-Advisory Agreement” and the “AJO Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”).
This Information Statement is being mailed on or about February 25, 2010.
The Adviser and the Portfolios will share equally the costs associated with preparing and distributing this Information Statement to shareholders.
We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.
The Portfolios are series of TPP, which is a registered investment company organized as a New York trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. The Portfolios commenced operations on May 6, 2005. The Portfolios’ mailing address is 570 Carillon Parkway, St. Petersburg, Florida 33716.
Background
The Portfolios were each a master fund in a master/feeder mutual fund structure. The Portfolios, in turn, invested directly in securities.
TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of each Portfolio pursuant to an Investment Advisory Agreement, as amended (the “Advisory Agreements”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and

AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
The Advisory Agreements were most recently approved by the Board, including a majority of the Independent Trustees, on June 4, 2009. Subject to the terms of the Advisory Agreements, the Adviser (i) is responsible for the management of the Portfolios, (ii) selects, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolios consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews each sub-adviser’s continued performance. The Adviser may terminate the services of any sub-adviser at any time.
On September 18, 2009, and in connection with the Reorganizations, the Board approved the termination of the sub-advisory agreements with Western Asset (the “Western Asset Sub-Advisory Agreements”) and Hotchkis (the “Hotchkis Sub-Advisory Agreement”), and approved the BlackRock Sub-Advisory Agreement with BlackRock and AJO Sub-Advisory Agreement with AJO. This Information Statement describes the Sub-Advisers and the Sub-Advisory Agreements.
The Information Statement is provided in lieu of a proxy statement to investors of record as of November 27, 2009, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the TPP Board of Trustees (the “Board”), including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining investor approval. The Order further stipulates that the Portfolios’ investors are to receive notice and information about the new sub-advisers and new sub-advisory agreements within 90 days after such change occurs.
In accordance with the terms of the Agreement and Plan of Reorganization dated as of November 27, 2009, the Portfolios were terminated after the Reorganization. All material contracts of the Portfolios, including the Sub-Advisory Agreements, were terminated at or prior to the closing of the Reorganizations.
The annual reports for the Portfolios for the period ended December 31, 2008, and the semi-annual reports for the Portfolios for the period ended June 30, 2009 have been sent to investors. All reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-888-233-4339.
No officer or Trustee of the Portfolios is a director, officer or employer of the Sub-Advisers. No officer or Trustee of the Portfolios, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Advisers or any other person controlling, controlled by or under common control with the Sub-Advisers. Since January 1, 2008, none of the Trustees of the Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Advisers or any of their affiliates was or is to be party.
Terms of the Sub-Advisory Agreements
The Sub-Advisory Agreements were approved by the Board on September 18, 2009 and became effective immediately prior to the closing of the Reorganizations on November 27, 2009. Under the terms of the Sub-Advisory Agreements, the Sub-Advisers are to manage the investment and reinvestment of the portfolio assets of the Portfolios, respectively, subject to and in accordance with the investment objective and policies of the Portfolios set forth in each Portfolio’s Registration Statement, and any written instructions which the Adviser or the Board may issue from time-to-time in accordance therewith. Pursuant to the Sub-Advisory Agreements, the Sub-Advisers are to make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same.
The sub-advisory fee schedules for each Sub-Adviser, as well as a comparison of those fees to the fees paid by the Adviser to Western Asset and Hotchkis, appear below.
Comparison of the Sub-Advisory Agreements
Under the terms of each Sub-Advisory Agreement, each Sub-Adviser furnishes continuing portfolio management services to the applicable Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Prospectus and Statement of Additional Information. The Western Asset Sub-Advisory Agreements and the Hotchkis Sub-Advisory Agreement contained similar provisions.
Pursuant to the BlackRock Sub-Advisory Agreement, BlackRock agrees that it will not deal with itself, or with Trustees of TPP or the Adviser or any principal underwriter of the Total Return Bond Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Total Return Bond Portfolio, except in as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current registration statement on Form N-1A of Total Return Bond Portfolio relative to BlackRock, the Adviser and its Trustees and officers. The Western Asset Sub-Advisory Agreements contained similar provisions.
Pursuant to the AJO Sub-Advisory Agreement, AJO agrees that it will not deal with itself, or with Trustees of TPP or any principal underwriter of the applicable Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the applicable Portfolio, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. Pursuant to the Hotchkis Sub-Advisory Agreement, Hotchkis agrees that it will not deal with itself, or with Trustees of TPP or the Adviser or any principal underwriter of the Value Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Value Portfolio, except in as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current registration statement on Form N-1A of Value Portfolio relative to Hotchkis, the Adviser and its Trustees and officers.
The Sub-Advisory Agreements provide that each Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the applicable Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The Sub-Advisory Agreements also provide that, subject to such policies and procedures as may be adopted by the Board and officers of the applicable Portfolio, each Sub-Adviser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the applicable Portfolio and to other funds and clients for which the Sub-

Adviser exercises investment discretion. The Western Asset Sub-Advisory Agreements and the Hotchkis Sub-Advisory Agreement contained similar provisions.
The BlackRock Sub-Advisory Agreement requires that BlackRock render regular reports to the Total Return Bond Portfolio’s Board and officers concerning BlackRock’s discharge of its responsibilities thereunder. The AJO Sub-Advisory Agreement requires AJO to supply the Board, the officers of TPP and the Adviser with all information and reports reasonably required by them and reasonably available to AJO relating to the services provided pursuant to the AJO Sub-Advisory Agreement. The Western Asset Sub-Advisory Agreements and the Hotchkis Sub-Advisory Agreement contained similar provisions to the BlackRock Sub-Advisory Agreement.
The BlackRock Sub-Advisory Agreement provides that although BlackRock will make recommendations to the Adviser as to the manner in which voting rights shall be exercised, the Adviser will retain responsibility for the actual voting of any voting rights. The AJO Sub-Advisory Agreement provides that unless the Adviser advises AJO in writing that the right to vote proxies has been expressly reserved to the Adviser or TPP or otherwise delegated to another party, AJO shall exercise voting rights incident to the Value Portfolio’s securities managed by AJO, in accordance with AJO’s proxy voting policies and procedures without consultation with the Adviser or the Value Portfolio. The Western Asset Sub-Advisory Agreements and the Hotchkis Sub-Advisory Agreement contained similar provisions to the BlackRock Sub-Advisory Agreement.
The BlackRock Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, BlackRock shall not be liable for any mistake in judgment. The Western Asset Sub-Advisory Agreements provide that, absent willful misfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of its duties thereunder, Western Asset shall be indemnified and held harmless for any loss in carrying out the terms and provisions thereunder.
The AJO Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, AJO shall not be liable for any error in judgment or mistake of law, or for any loss arising our of any investment or for any act or omission in the execution of securities transactions. The Hotchkis Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of its duties thereunder, Hotchkis shall be indemnified and held harmless for any loss in carrying out the terms and provisions thereunder.
The Sub-Advisory Agreements (i) may be terminated at any time without the payment of any penalty by the Board, or by the vote of a majority of the outstanding voting securities of the applicable Portfolio, or by the Adviser; (ii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act); and (iii) may be terminated at any time by the Sub-Adviser on 90 days’ written notice to the Adviser. The Western Asset Sub-Advisory Agreements and the Hotchkis Sub-Advisory Agreement contained similar provisions, except that, under the Western Asset Sub-Advisory Agreements, Western Asset had the power to terminate the agreements on 30 days’ advance written notice to the Adviser.
Investors should refer to Exhibit A attached hereto for the terms of the Amended BlackRock Sub-Advisory Agreement and to Exhibit B for the terms of the Amended AJO Sub-Advisory Agreement. The description of the Form of the BlackRock Sub-Advisory Agreement is incorporated by reference from Amendment No. 15 to the Registration Statement on Form N-1A (File No. 811-08272) as filed with the Commission on April 30, 2007.

TAM Advisory Fees
Under the Advisory Agreement, the Total Return Bond Portfolio paid the Adviser an advisory fee at the annual rate of 0.35%. As of September 30, 2009, the Portfolio had net assets of $269,782,671.
Under the Advisory Agreement, the Value Portfolio paid the Adviser an advisory fee at the annual rate of 0.50%. As of September 30, 2009, the Value had net assets of $54,434,830.
WAM and WAML Sub-advisory Fees
Under the Western Asset Sub-Advisory Agreements, the Adviser (not the Total Return Bond Portfolio) paid WAM and WAML for their services (on the portion of the assets of the Total Return Bond Portfolio allocated to them) on the basis of the following annual fee schedule:
WAM and WAML Fee Schedule
0.30% of the first $100 million of net assets
0.15% of net assets in excess of $100 million
BlackRock Sub-advisory Fee
Under the BlackRock Sub-Advisory Agreement, the Adviser (not the Total Return Bond Portfolio) paid BlackRock for its services on the basis of the following annual fee schedule:
BlackRock Fee Schedule
0.12% of the first $1 billion of net assets
0.05% of net assets in excess of $1 billion
Fees paid to WAM and WAML for services provided pursuant to the Western Asset Sub-Advisory Agreements for the period from January 1, 2008 to December 31, 2008 were $691,714. Fees that would have been payable to BlackRock for services provided pursuant to the BlackRock Sub-Advisory Agreement for the same period, had the BlackRock Sub-Advisory Agreement been in effect for such period, would have been $305,187. Investors should note that the Adviser, not the Total Return Bond Portfolio, pays all sub-advisory fees.
Hotchkis Sub-advisory Fee
Under the Hotchkis Sub-Advisory Agreement, the Adviser (not the Value Portfolio) paid Hotchkis for its services on the basis of the following annual fee schedule:
Hotchkis Fee Schedule
0.75% of the first $15 million;
0.50% of the next $35 million;
0.35% of the next $100 million
0.25% of average daily net assets in excess of $150 million.

AJO Sub-advisory Fee
Under the AJO Sub-Advisory Agreement, the Adviser (not the Value Portfolio) paid AJO for its services on the basis of the following annual fee schedule:
AJO Fee Schedule
0.30% of the first $250 million;
0.20% from $250 million up to $500 million;
0.15% from $500 million up to $1 billion; and
0.125% of average daily net assets in excess of $1 billion.
Fees paid to Hotchkis for services provided pursuant to the Hotchkis Sub-Advisory Agreement for the period from January 1, 2008 to December 31, 2008 were $497,804. Fees that would have been payable to AJO for services provided pursuant to the AJO Sub-Advisory Agreement for the same period, had the AJO Sub-Advisory Agreement been in effect for such period, would have been $304,927. Investors should note that the Adviser, not the Value Portfolio, pays all sub-advisory fees.
Information Regarding BlackRock
BlackRock Financial Management, Inc. is a registered investment adviser and wholly owned subsidiary of BlackRock, Inc., which was founded in New York, NY and has assets under management in excess of $3.35 trillion (as of December 31, 2009). The principal business address of BlackRock Financial Management, Inc. and BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of BlackRock as of December 31, 2009.

Positions with BlackRock and Principal
Occupation if Different from Position(s) with
Name	BlackRock
Ann Marie Petach	Chief Financial Officer and Managing Director
Robert P. Connolly	General Counsel, Managing Director and Secretary
Laurence D. Fink	Chief Executive Officer and Director
Robert S. Kapito	President and Director
Paul Audet	Vice Chairman
Charles Hallac	Vice Chairman and Co-Chief Operating Officer
Barbara Novick	Vice Chairman
Scott Amero	Vice Chairman
Susan Wagner	Vice Chairman and Chief Operating Officer
Robert Doll	Vice Chairman
Robert Fairbairn	Vice Chairman
Bennett Golub	Vice Chairman and Chief Risk Officer
Richard Kushel	Vice Chairman
Amy Engel	Treasurer and Managing Director
Blake Grossman	Vice Chairman

Management Activities. BlackRock Financial Management, Inc. acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Total Return Bond Portfolio:

Assets Managed by
BlackRock as of
Comparable Funds	December 31, 2009	Advisory Fee Paid to BlackRock
The Hirtle Callaghan Trust – The Fixed Income II Portfolio	$375 million	25.0 bp on first $100 million 20.0 bp on the next $100 million 17.5 bp on the balance

AXA Premier VIP Trust – Multi-Manager Core Bond Portfolio	$595 million	25.0 bp on first $300 million 15.0 bp on the next $200 million 10.0 bp on the balance

Mercer Global Investments - MGI Core Opportunistic Fixed Income Fund	$97 million	25.0 bp on first $100 million 20.0 bp on the next $100 million 17.5 bp on the next $100 million 15.0 bp on the next $200 million 10.0 bp on the next $500 million 8.0 bp on the balance

Citigroup Consulting Group Capital Markets Funds – Core Fixed Income Investments	$184 million	20.0 bp on first $500 million 15.0 bp on the balance
Information Regarding AJO
AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by thirteen principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance, and econometrics. As of December 31, 2009, AJO had $20.138 billion in assets under management. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.

Positions with AJO and Principal Occupation if
Name	Different from Position(s) with AJO
Theodore R. Aronson	Managing Principal
Stefani Cranston	Principal
Joseph F. Dietrick	Principal, Chief Compliance Officer
Daniel J. DiSanto	Principal
Douglas D. Dixon	Principal
Paul Dodge	Principal
Shafiq K. Ebrahim	Principal
Kevin M. Johnson	Principal
Gina Marie N. Moore	Principal
Martha E. Ortiz	Principal
Gregory J. Rogers	Principal
R. Brian Wenzinger	Principal
Christopher J. W. Whitehead	Principal

Management Activities. AJO acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Portfolio:

	Assets Managed by AJO
Comparable Funds	as of December 31, 2009	Advisory Fee Paid to AJO
Prudential Retirement Ins & Annuity Co.	$424 million	0.24%
GuideStone Funds – Value Equity Fund	$346 million	0.24%
HighMark Large Cap Value Fund	$192 million	0.30%
SEI Investments Canada Co. – US Large Co. Equity Fund	$177 million	0.15%
SEI Global Investments Fund plc – The SEI AJO US Large Co. Equity Pool	$174 million	0.15%
Christian Brothers Investment Services	$133 million	0.30%
Evaluation by the Board
The Board approved each Sub-Advisory Agreement following a presentation by the Adviser.
To assist the Board in its consideration of the Sub-Advisory Agreements, the Board received in advance of the meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.
Among other things, the Board considered:
(a) that TAM had advised the Board that the appointment of the Sub-Advisers is tied to the Reorganizations, which the Board approved separately;
(b) that the Board had previously performed a full annual review of sub-advisory agreements with the Sub-Advisers and had determined that the Sub-Advisers had the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;
(c) the proposed responsibilities of the Sub-Advisers for the applicable Portfolio and the services expected to be provided by it, which would be limited in time and scope due to the Reorganizations;
(d) the fact that any sub-advisory fee payable to a Sub-Adviser would be paid by TAM and not the applicable Portfolio;
(e) that TAM had advised the Board that it planned to reorganize the Total Return Bond Portfolio with and into Core Bond Portfolio and to reorganize the Value Portfolio with and into the Large Value Portfolio immediately after the appointment of the Sub-Advisers as sub-advisers to the applicable Portfolio, and that the terms of the Core Bond Portfolio’s and Large Value Portfolio’s sub-advisory agreements with the Sub-Advisers are identical to those of the Sub-Advisory Agreements; and
(f) that the Reorganizations are in the best interests of the shareholders of each of the Total Return Bond Portfolio and Core Bond Portfolio, and the Value Portfolio and Large Value Portfolio, and the interests of the shareholders of each will not be diluted.
Discussed below are some of the material factors considered by the Board.
The Board considered information with respect to each Sub-Adviser and whether each Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its shareholders.

Nature, Quality and Extent of Services Provided. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team responsible for the day-to-day management of Core Bond Portfolio and Large Value Portfolio, respectively, and considered that the same team would serve to manage Total Return Bond Portfolio immediately prior to the Total Return Bond Reorganization and Value Portfolio immediately prior to the Value Reorganization, respectively. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the applicable Portfolio by each Sub-Adviser under each Sub-Advisory Agreement and provided to Core Bond Portfolio and Large Value Portfolio. The Board considered that the approval of the proposed Sub-Advisory Agreements was a part of the Reorganizations, and considered the related changes in investment objectives and principal investment strategies and risks. The Board considered that each Sub-Adviser is an experienced and respected asset management firm and that each Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the applicable Portfolio. The Board considered the Sub-Advisers’ familiarity with the applicable Portfolio as BlackRock was the sub-adviser to Core Bond Portfolio and AJO the sub-adviser to Large Value Portfolio.
Fees and Costs of Services Provided. The Board reviewed and considered the sub-advisory fees that would be payable by the Adviser to each Sub-Adviser in light of the nature, extent and quality of the management services expected to be provided by each Sub-Adviser. The Board noted that the Adviser, and not the applicable Portfolio, pays the sub-advisory fees to each Sub-Adviser.
Economies of Scale and Fall-Out Benefits. The Board noted that the Reorganizations could result in certain economies of scale which could benefit shareholders and that it had recently considered fall-out benefits to TAM and the Sub-Advisers from their relationships with funds within the fund complex as part of their annual review of fall-out benefits.
Investment Performance. The Board noted BlackRock’s investment management experience, capabilities and resources with respect to Core Bond Portfolio, which is sub-advised by BlackRock and with which the Total Return Bond Portfolio would be merged as part of the Total Return Bond Reorganization if BlackRock were appointed, and AJO’s investment management experience, capabilities and resources with respect to Large Value Portfolio, which is sub-advised by AJO, and with which the Value Portfolio would be merged as part of the Value Reorganization if AJO were appointed. The Board noted that TAM believes that the appointment of the Sub-Advisers could benefit shareholders by offering them the potential for superior performance, but was unable to predict what effect approving the Sub-Advisory Agreements and the Reorganizations would actually have on future performance. Based on this information, the Board determined that the Sub-Advisers are capable of generating a level of investment performance that is appropriate.
Other Considerations. The Board considered that TAM has advised the Board that the appointment of the Sub-Advisers and the related Reorganizations are not expected to result in any diminution in the nature, quality and extent of services provided to the Total Return Bond Portfolio and Value Portfolio and their shareholders, including compliance services.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Sub-Advisory Agreements are reasonable, fair and in the best interests of the applicable Portfolio and its holders of beneficial interests, and (b) the fees provided in the Sub-Advisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved each Sub-Advisory Agreement.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors.
ADDITIONAL INFORMATION
The Total Return Bond Portfolio’s and Value Portfolio’s placement agent is Transamerica Capital, Inc., 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.
As of November 27, 2009, the Trustees and officers of the Total Return Bond Portfolio and Value Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the applicable Portfolio.
As of November 27, 2009, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Total Return Bond Portfolio:

	Amount and Nature of	Percentage of
Name of Investor	Beneficial Ownership	Beneficial Ownership
Diversified Investment Advisors	$60,639,465.17	26.98%
Collective Trust*	(Direct)
Transamerica Partners Total Return	$119,680,550.96	53.25%
Bond, a series of Transamerica Partners	(Direct)
Funds Group**
Transamerica Partners Institutional Total	$44,432,332.75	19.77%
Return Bond, a series of Transamerica	(Direct)
Partners Funds Group II**

*	The address of the investor is 440 Mamaroneck Avenue, Harrison, New York 10528.

**	The address of the investor is 570 Carillon Parkway, St. Petersburg, Florida 33716.
As of November 27, 2009, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Value Portfolio:

	Amount and Nature of	Percentage of
Name of Investor	Beneficial Ownership	Beneficial Ownership
Diversified Investment Advisors	$879,396.98	2.06%
Collective Trust*	(Direct)
Transamerica Partners Value, a series of	$27,709,352.97	64.87%
Transamerica Partners Funds Group**	(Direct)
Transamerica Partners Institutional	$14,122,659.91	33.07%
Value, a series of Transamerica Partners	(Direct)
Funds Group II**

*	The address of the investor is 440 Mamaroneck Avenue, Harrison, New York 10528.

**	The address of the investor is 570 Carillon Parkway, St. Petersburg, Florida 33716.

TPP is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Total Return Bond Portfolio, the Value Portfolio or for TPP as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by TPP at TPP’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

February 25, 2010

EXHIBIT A
AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
BLACKROCK FINANCIAL MANAGEMENT, INC.
THIS AMENDMENT is made as of 2:00 p.m. on November 27, 2009 to the Sub-Advisory Agreement dated as of September 29, 2006, as amended (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Financial Management, Inc., (the “Sub-Adviser”).
In consideration of the mutual covenants contained herein, the parties agree as follows:
1.	Replace Initial “WHEREAS” Clauses. The three initial “Whereas” clauses in the Agreement are hereby deleted entirely and replaced with the following paragraph:
WHEREAS, TAM is the investment adviser to Transamerica Partners Portfolios, an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-Adviser to provide certain investment advisory services to each series of the Transamerica Partners Portfolios listed on Schedule B below (each, a “Portfolio”). The Sub-Adviser desires to furnish services for the Transamerica Partners Portfolios and to perform the functions assigned to it under this Agreement for the considerations provided.
2.	Schedule B. Schedule B and C to the Sub-Advisory Agreement dated September 29, 2006, as amended, are hereby deleted entirely and replaced as follows:

PORTFOLIO	SUB-ADVISER COMPENSATION
Transamerica Partners Core Bond Portfolio	0.12% of the first $1 billion of net assets
0.05% of net assets in excess of $1 billion*

Transamerica Partners Total Return Bond Portfolio	0.12% of the first $1 billion of net assets
0.05% of net assets in excess of $1 billion*

*	Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets for each calendar month by the fee schedule and dividing by twelve. The fee will be paid quarterly.
At the close of business on November 27, 2009, upon the effectiveness of the merger of Transamerica Partners Total Return Bond Portfolio into Transamerica Partners Core Bond Portfolio, all references to Transamerica Partners Total Return Bond Portfolio are hereby deleted. In all other respects, the Sub-Advisory Agreement dated September 29, 2006, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of 2:00 p.m. on November 27, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:	/s/ Robert Capaldi

Name: Robert Capaldi
Title: Managing Director

A-1

EXHIBIT B
AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC.
AND
ARONSON+JOHNSON+ORTIZ, L.P.
THIS AMENDMENT is made as of 2:00 p.m. on November 27, 2009 to the Sub-Advisory Agreement dated as of January 1, 2009 (the “Agreement”), between Transamerica Asset Management, Inc. and Aronson+Johnson+Ortiz, L.P. In consideration of the mutual covenants contained herein, the parties agree as follows:
1.	Compensation and Schedule of Portfolios Under Management. Effective November 27, 2009, Schedule A to the Agreement is amended as follows:

Portfolio	Investment Subadvisory Fee
Transamerica Partners Large Value Portfolio	0.30% of the first $250 million;
0.20% from $250 million up to $500 million;
0.15% from $500 million up to $1 billion; and
0.125% of average daily net assets in excess of $1 billion.*
Transamerica Partners Value Portfolio	0.30% of the first $250 million;
0.20% from $250 million up to $500 million;
0.15% from $500 million up to $1 billion; and
0.125% of average daily net assets in excess of $1 billion.*

*	The average daily net assets for the purpose of calculating subadvisory fees will be determined on a combined basis with Transamerica Partners Portfolios — Transamerica Partners Large Core Portfolio also sub-advised by Aronson+Johnson+Ortiz, LP.
In all other respects, the Sub-Advisory Agreement dated as of January 1, 2009 is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of 2:00 p.m. on November 27, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

ARONSON+JOHNSON+ORTIZ, L.P.

By:	/s/ Gina Marie N. Moore

Name:	Gina Marie N. Moore
Title:	Principal

INVESTMENT SUBADVISORY AGREEMENT
Aronson+Johnson+Ortiz, LP
     This Agreement, dated January 1, 2009 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Aronson+Johnson+Ortiz, LP., a Delaware partnership (referred to herein as the “Subadviser”).
     TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
          1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
          2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will review the security valuations of the Allocated Assets on a daily basis. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.
          3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.
          4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a)	The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.
          5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:
(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.
          6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.
          7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.
          8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.
          9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.
          10. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.
          11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.
          12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

          13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.
          14. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.
          15. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
[signature page to follow]

     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Title:	Christopher A. Staples Senior Vice President and Chief Investment Officer

ARONSON+JOHNSON+ORTIZ, LP

By:	/s/ Theodore R. Aronson

Name:	Theodore R. Aronson
Title:	Managing Principal

Schedule A

Fund	Investment Subadvisory Fee
Transamerica Partners Large Value Portfolio	0.30% of the first $250 million;
0.20% of the next $250 million;
0.15% of the next $500 million; and
0.125% of average daily net assets in excess of $1 billion.*

*	The average daily net assets for the purpose of calculating subadvisory fees will be determined on a combined basis with Transamerica Partners Portfolios — Transamerica Partners Large Core Portfolio also sub-advised by Aronson+Johnson+Ortiz, LP.